UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to § 240.14a -12

ATMEL CORPORATION

(Name of Registrant as Specified In Its Charter)

GEORGE PERLEGOS

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:_____________________________________________________________
2) Aggregate number of securities to which transaction applies:____________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________________________________________________
4) Proposed maximum aggregate value of transaction:_________________________________________________________________________________________
5) Total fee paid:_________________________________________________________________________________________________
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:_________________________________________________________________________________________
2) Form, Schedule or Registration Statement No.:_______________________________________________________________________
3) Filing Party: :__________________________________________________________________________________________________
4) Date Filed:____________________________________________________________________________________________________

The following materials are for use in presentations to shareholders of Atmel Corporation on or after April 30, 2007.

New Atmel
www.improveatmel.com

April 2007

About This Presentation

This presentation contains forward looking statements, including estimates, projections and pro forma information, which are included solely for the purpose of illustrating how the nominees plan to increase shareholder value so that you can cast an informed vote at the
May 18, 2007 Special Meeting of Shareholders. As you know, predictions of future results are inherently uncertain and future results may differ materially from those set forth in these forward looking statements. While these forward looking statements were prepared based on the best information available to George Perlegos and the nominees, they were not prepared with the benefit of access to the company’s books and records and the accuracy and completeness of financial and other information obtained from publicly available sources and used in preparing these forward looking statements has not been independently verified. As a result, there can be no assurance that the estimates and assumptions underlying these forward looking statements conform to the current state of affairs at the company, that the nominees, if elected and having the benefit of access to the company’s books and records, will not determine that the best interests of shareholders require that modifications be made to the implementation of their plan to increase shareholder value or that the results or performance of the company as a result of the implementation of the nominees’ plan to increase shareholder value, whether or not modified, will not differ materially from the forward looking statements contained in this presentation.

This presentation constitutes proxy solicitation material and is intended solely to inform shareholders so that they may cast an informed vote at the Special Meeting of Shareholders. Except as provided by the federal securities laws, this letter may not be relied upon or used for any other purpose, including for purposes of making an investment decision with respect to the company’s securities.

Shareholders are advised to read the definitive proxy statement and other documents related to the solicitation of proxies filed by
George Perlegos for use at the May 18, 2007 Special Meeting of Shareholders because they contain important information. The definitive proxy statement and a form of proxy has been mailed to shareholders of the company and, along with other relevant documents, are available at no charge at the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting
Mackenzie Partners, Inc. by telephone at (800) 322-2885 or by e-mail at proxy@mackenziepartners.com.  Information relating to
George Perlegos and the nominees, who are the participants in the proxy solicitation, is contained or referred to in the definitive proxy statement.

Mission Statement for the New Atmel

Create a Leading Pure-Play Microcontroller Company
with 50% Gross Margins to Increase Shareholder Value

Why Are We Here?

Current Atmel board ignores basic corporate governance principles

Laub / Sugishita team lacks significant leadership experience

Performance of Atmel is suffering

Atmel’s current path under Laub / Sugishita will not be successful

The time to fix the company is now

We have the right plan and the right team to restore Atmel to greatness and maximize shareholder value

Current Atmel Board is a Corporate Governance Disaster

Created false emergency by the
unnecessarily abrupt firing of founder and
CEO with no planning for replacement;
there was no justification for the urgency.

None.

Should not be done in haste,
particularly without any succession
plan, because could be disruptive and
will result in a leadership gap.

CEO Removal

An inexperienced, unqualified board
member was appointed as CEO without a
broad interview process, succession plan,
internal candidate evaluation or executive
search firm assistance.

None.

Succession plan should identify
obvious potential replacements
internally (if available) and in the
industry; if needed, hire an interim
CEO and hire an executive search firm
to assist in identifying and hiring a new
CEO.

Filling vacancy upon
sudden CEO departure/
CEO selection

A very lucrative $10 million package which
is above industry standards; included an
aggregate of 4 million shares in stock
option grants and a generous golden
parachute.

Sugishita, not on the Comp
Committee, negotiated the CEO’s
compensation in 72 hours and
presented to the Comp Committee
as a fait accompli.

Compensation Committee should take
the lead, with the assistance of an
independent compensation consultant.

Compensation
Agreement with new
CEO

No process in place to provide for a
smooth CEO transition.

None.

Boards should (a) identify necessary
short- and long-term skills and
expertise, and (b) regularly evaluate
internal candidates.

CEO Succession
Planning

OUTCOME

PROCESS APPLIED

BEST PRACTICES

DECISION / ACTION

Current Board Acted With Undue Haste

No urgent precipitating event to justify abrupt firing of founder and CEO and hasty appointment of inexperienced replacement

Board had ample time to follow customary procedures, including identifying and interviewing eligible candidates for CEO position

Sugishita unilaterally, and in contravention of the Compensation Committee charter, negotiated Laub’s $10 million compensation and severance package

Atmel’s Current Unqualified Leadership

Steve Laub (CEO) – limited public company leadership experience

Failed to deliver during two-year tenure as President of Lattice Semiconductor Corp.

Market share loss of approximately 30% in its principal product line (PLD)

Net losses every quarter Laub was president

Company had to restate three quarters of financials following his departure

Bailed after only a 10-week stint as CEO of Silicon Image

No previous significant international experience

International sales accounted for approximately 85% of Atmel’s 2006 revenues

David Sugishita (Board Chairman) – no pre-Atmel public company experience as
Board Chairman, CEO or President

Public company executive positions limited to finance and special projects

Sporadic employment history since March 2000 - three public company finance positions, never lasting longer than eight months at any of them

Despite being tapped as the future CFO, Sugishita failed to remain at Peregrine Systems

$356

$949

$187

($297)

-$300

-$200

-$100

$0

$100

$200

$300

$400

$500

$600

$700

$800

$900

$1,000

2001

2006

Debt

Net Debt

$300

$350

$400

$450

Q3'06

Q4'06

Q1'07E

Atmel Needs a Better Strategic Plan, Governance, and
Leadership

CAGR = 40%

$1

$120

$1,668

$0

$500

$1,000

$1,500

$2,000

1984

1991

2006

Decline of 11%

*

* Based on Atmel guidance of 4% - 8% decline

8/7/06

11/2/06

1/29/07

4/27/07

$0.00

$2.00

$4.00

$6.00

$8.00

$10.00

0

5,000

10,000

15,000

20,000

25,000

No share price improvement since Laub took over

Balance sheet improvement

Revenues increased

Declining revenues

Under George Perlegos

Under Laub / Sugishita

This is Not About George Perlegos

George is not seeking to regain his post as CEO nor as a Director

The new board nominees consist of highly qualified and independent directors

George is concerned that shareholder value at Atmel is eroding significantly under the current board and management

As the largest individual shareholder (5.3%), George’s motivations are focused solely on creating shareholder value and protecting his investment

The goal is to restore Atmel to greatness and maximize shareholder value

A Plan for Atmel’s Future

Mission Statement for the New Atmel

Create a Leading Pure-Play Microcontroller Company
with 50% Gross Margins to Increase Shareholder Value

New Board Plan

I.  Elect directors with significant financial, strategic and operational experience

Conduct a process to hire a highly qualified CEO to run Atmel

Leverage new director candidates’ experience in multiple disciplines (finance, compliance, semiconductors, technology, legal) to execute the new plan

Establish transition groups to execute the “New” Atmel strategy

II.  Focus exclusively on Microcontroller and MCU Ecosystem

MCU Design Environment, EEPROM, and Analog Engineering

High growth, high margin, and high ROIC

Rapid development of proprietary technology

III.  Exit lower margin, slower growth and capital intensive businesses

Divest entire Automotive Business including the German fab

Spin-off Smart Card Business with the French fab

Sell or close NOR flash product line

IV.  Streamline manufacturing strategy

Retain low-cost fab in Colorado for Microcontroller business

France & Germany fabs exited as part of break-up strategy described above

Complete sale of U.K. fab

V.  Return value to shareholders

Institute an aggressive stock repurchase program with goal of reducing float up to 30%

Atmel Today

$0

$100

$200

$300

$400

$500

$600

$700

Microcontroller

($ in Millions)

$0

$100

$200

$300

$400

$500

2001

2002

2003

2004

2005

2006

$0

$100

$200

$300

$400

$500

2001

2002

2003

2004

2005

2006

ASIC

RF & Auto

NVM

* Excludes Grenoble 2006 revenue of $83 million.

** Represents Q1 2006 margins.

$0

$100

$200

$300

$400

$500

$600

$700

2001

2002

2003

2004

2005

2006

2001

2002

2003

2004

2005

2006

Financials

2006 Revenue

$420

$487*

$385

$376

'01-'06 Rev. Growth

61%

71%

46%

(39%)

EBIT Margin**

16%

(6%)

9%

10%

Microcontroller Focused

Revenue

$420

~$200

~$0

~$250

Business Attributes

Gross Margin

HIGH

LOW

LOW

LOW

CapEx Spending

LOW

HIGH

MEDIUM

HIGH

Internal Fab Required

NO

YES

YES

YES

Competition

LOW

HIGH

LOW

HIGH

Customer

Concentration

LOW

LOW

HIGH

LOW

The Plans are Not the Same

Eight business lines (1) , Four fabrication facilities(2), 34% gross margins

Atmel Today

New Board Plan

Laub Plan

One focused business

One fabrication facility

50% gross margins

Unfocused with too many product lines

Maybe four, maybe two fabrication
facilities

30%+ gross margins

Change and Focus

to Benefit Shareholders

Business as Usual

(1)

Business lines include: ASIC, Automotive, EEPROM, Smart Card, 32-bit ARM Microcontroller, Microcontroller (8-bit & 32-bit AVR), RF Foundry, and NOR Flash.

(2)

Fabrication facilities include: Colorado, U.K., France, and Germany.

$1.7 Billion

~$870 Million

2006 Revenue

Unfocused

MCU Focused

R&D

Keep

Keep/Focus

MCU

Keep

Keep

EEPROM

Keep & Cut Cost

Divest and Focus

What will be done?

1

50%

Spin/Monetize

Spin/Monetize

Spin/Monetize

Sell/Close

Sell

Pure Play MCU

New Board Plan

Fabs

Gross Margin

RF Foundry

Smart Card

ASIC

NOR Flash

Automotive

What is it?

2 - 4

30%+

Keep

Keep

Keep

Keep

Keep

Mixed Bag & MCU

Laub Plan

New Board Plan vs Laub Plan

Focus Exclusively on Microcontroller Business -
                                                           Target 50% Gross Margins

Why Microcontrollers?

Large and growing end markets

Frost & Sullivan estimates the microcontroller market will reach $22.7 Billion by 2009

Driven by increasing applications, demand for higher performance, and cost

8-bit is expected to grow at a 6.8% CAGR*

32-bit is expected to grow at a 21.3% CAGR*

Atmel’s proprietary AVR architecture (no royalties required) provides a road map for analog and memory integration

Technology advantage with limited time window for design wins

Immediate opportunity for growth due to short design-in-cycles

50% sustainable Gross Margins; 20% Operating Margins

Modest capital expenditure requirements to remain competitive

High returns on invested capital

Premium Valuation

* 2005 – 2009, Frost & Sullivan.

Positioned to be a Microcontroller Leader

Exclusive Focus on Microcontrollers

8-bit Microcontrollers

32-bit AVR Microcontroller

32-bit ARM Microcontroller

      (currently classified under ASIC)

EEPROM

      (currently classified under NVM)

Analog Engineering

1996  1997  1998    1999   2000    2001   2002    2003   2004   2005   2006E   2007E

AVR
Product
Center

First Products

$100M AVR Revenue

500 AVR Units Shipped

AVR Pico Power Technology Launched

AVR32 32-bit First Product

XMega AVR Family Launch

30

60

90

120

Net ship MS

AVR Family Members

$400

$300

$200

$100

Source: Atmel’s Annual Stockholders Meeting Presentation May 10, 2006

Growth under Perlegos

Reorganized Atmel Under New Board Plan

Smart Card & Foundry
(Spin-Off)

Key Products:

Smart Card ICs

RF Foundry

Non-embedded ASICs

Competitors:  LSI Logic,
STMicro, Texas Instruments

Estimated 2006 Revenues:
~$400M

New Atmel

Key Products:

8-bit Microcontroller

32-bit Microcontroller

Competitors: Microchip, Silicon Labs

Estimated 2006 Revenues:  ~$870M

Comparable Revenue Multiples:  4.0x – 6.0x

Valuation:  $3.5B - $5.2B

Automotive (Sell)

Key Products:

Auto IC

Competitors:  AMI, Freescale,
Melexis, Renesas

Estimated 2006 Revenues:
~$200M

NOR Flash (Sell/Wind-down)

Key Products:

NOR Flash Memory

Competitors:  Infineon,
Sandisk, Spansion, Silicon
Storage

Estimated 2006 Revenues:
~$125M

Microcontroller-based SoCs

EEPROM

Notes: Estimates per George Perlegos, New Board Nominees & Wall Street Research.

High Growth

Higher Margins

Lower Capex

High Cash Flow

Average LTM Margins:

Gross Margins

58%

43%

39%

35%

28%

EBITDA Margins

32%

24%

21%

15%

12%

Operating Margins

25%

14%

9%

8%

4%

Net Margin

22%

13%

8%

8%

4%

Valuation Statistics

(1)

:

2008 EV/Revenue Ratio

4.5x

1.9x

1.8x

1.3x

1.0x

2008 EV/EBITDA Ratio

12.6x

6.7x

10.3x

8.2x

7.0x

2008 P/E Ratio

22.0x

18.7x

24.1x

15.1x

19.5x

2008 PEG

1.2x

1.3x

1.7x

1.0x

1.2x

Valuation Comparison

Microcontroller(2)

ASIC & Smart
Card(2)

Automotive(2)

RF(2)

NVM(2)

(1)  As of 4/27/07.

(2)  Microcontroller-based comparable companies include Microchip and Silicon Laboratories.

  ASIC & Smart Card comparable companies include LSI Logic, Texas Instruments, and STMicroelectronics.

  Automotive comparable companies include AMIS, Cypress Semiconductor, Broadcom, Infineon, Micronas, and STMicroelectronics.

  RF comparable companies include RF Micro, Skyworks, and TriQuint Semiconductor.

  Memory comparable companies include Catalyst Semiconductor, Integrated Silicon Solution, SanDisk, Spansion, STMicroelectronics, and Silicon Storage Technology.

Potential Value Implications

Microcontroller-
Based

($ in Millions)

Automotive (Sell)

Smartcard &
Foundry (Spin-off)

NOR Flash
(Sell/Wind-down)

2006 Product Revenue

Microcontroller (8-bit & 32-bit AVR)

   $420

~$200

~$400

~$125

32-bit ARM Microcontroller

~$200

EEPROM

~$250

Total

~$870

Revenue Multiples

4.0x - 6.0x

2.0x - 2.5x

1.5x - 2.0x

Estimated Value

$3,500 - $5,200

$400 - $500

$600 - $800

TBD

Total Enterprise Value

$4,500

-

$6,500

Less:  Debt

$169

Plus: Cash

$467

Equity Value

$4,798

-

$6,798

F.D. Shares Out

 (1)

503

Per Share Value

$9.54

-

$13.51

Current Price

(2)

$5.35

Premium to Current Price

78%

153%

(1)  Assumes treasury stock method fully-diluted shares outstanding at the midpoint of the two equity values.

(2)  As of 4/27/07.

Unleashing Shareholder Value

Atmel Today (2006)*

Atmel in Future (2009)**

Revenue

Gross Margin

R&D

SG&A

Operating Margin

Net Margin

E.P.S.

Shares Outstanding

$1.7 Billion

34%

16%

11%

8%

6%

$0.17

491 Million

$1.2 Billion

50%

15%

10%

25%

20%

$0.64

370 Million***

A 20x P/E Multiple Applied to 2009E EPS Implies a $13 Stock Price

* Based on 2006 estimates per Needham Research dated 4/2/07.

** 2009 revenue and margin estimates per George Perlegos and New Board Nominees. Assumes 2006 – 2009 revenue CAGR of 14% for microcontrollers (AVR); 8% for
32-bit ARM microcontrollers; 6% for EEPROM; implying an 11% total revenue CAGR.

*** Assumes a $750 million share repurchase (which is the midpoint of the proposed $500 million - $1 billion plan) at an average price of $6.00 (125 million shares).

Sense of Urgency Needed to Solidify a Leadership Position

Short window of technology leadership

Unique AVR microcontroller technology delivers high performance and low power

Leverage ARM design wins

Unique ability to integrate MCU + EEPROM + Analog Technology

Short design-in-cycle requires immediate focus

Momentum behind microcontroller growth

Losing opportunity to gain market share against competition

Competitors are directly attacking company’s current lack of focus

Need to leverage and monetize existing IP repository

New Board Strategy Milestones

Hire new CEO

Create separate subsidiary with Smart Card plus the French fab

Implement a customer-facing strategy

Organize sale process for Automotive (Germany) business

Organize sale of or wind down NOR Flash business

Share buyback

Spin-off Smart Card with French fab

90 days

Time Horizon

1 year

Summary

As shareholders, you deserve more!

We are the right team

Strategy

Governance

Proven leadership

Our focused strategy should yield results

There is value to be unlocked and returned to shareholders

Time is of the essence

We need your support!

Create a Leading Pure-Play Microcontroller Company with
50% Gross Margins to Increase Shareholder Value

About Our Team

A Team of Experts Focused on Execution

George is not seeking to regain his post as CEO nor as a Director

The New Board is conducting an organized process with Korn/Ferry to find a qualified CEO

Proposed Board of Directors*

Financial

Brian Bean

Marshall Geller

Governance

Joseph Berardino

George Vandeman

Operating

Bernd Braune

John Jarrell

Gary Wetsel

Technical

Professor John Kubiatowicz, Ph.D.

Tsung-Ching Wu, Ph.D.**

* The five members to replace current slate are Brian Bean, Joe Berardino, Bernd Braune, Professor John Kubiatowicz, Ph.D., and
George Vandeman.  Additional three members to be added are Marshall Geller, John Jarrell, and Gary Wetsel.

** Existing board member

Team Credentials

Age

Expertise

Experience

Initial Slate

Brian S. Bean

53

Finance

Transactions

Semiconductors

Former Head of Technology Group, Montgomery & Co.

Former Head of Technology Group, Robertson Stephens & Co.

Over 25 years in Investment Banking experience

Joseph F. Berardino

56

Governance

Accounting

Former CEO of Andersen Worldwide

Over 30 years of public accounting experience

George Vandeman

66

Governance

Legal/Regulations

Former General Counsel of Amgen

Former Head of M&A practice at Latham & Watkins

Bernd U. Braune

51

Operating

Semiconductors

Former Executive Advisor, Cadence

Founder of Get2Chip

Managed over 1,000 semiconductor chip designs

John D. Kubiatowicz, Ph.D.

42

Technology

Semiconductors

Professor of Computer Science at University of California at Berkeley

Consultant to Cisco, IBM and Sun Microsystems

Publisher of over 57 papers on semiconductor architecture, computing and storage

Team Credentials (Continued)

Age

Expertise

Experience

Second Slate

Marshall S. Geller

68

Finance

Transactions

Co-Founder and Senior Managing Director of St. Cloud Capital

Former Senior Managing Director of Bear Sterns & Co.

Over 40 years of Corporate Finance and Investment Banking

experience

Gary Wetsel

61

Operating

Finance

Former CEO of Borland

Former CFO of Aspect, Zhone, Octel, and Ungermann-Bass

Significant Financial and Operating Experience

John A. Jarrell

62

Operating

Real Estate

17 years of real estate development experience

The Future Board’s CEO Replacement Process

Already in progress

Use a qualified interim CEO for a limited time to begin implementing business plan and bridge the gap to a permanent CEO

Retain a search firm for the permanent CEO search

Identify multiple candidates, both internal (if relevant) and external, based on our list of key attributes

Thoroughly research candidates’ backgrounds

Retain a compensation consulting firm to advise on appropriate and competitive package

Pay for performance by aligning compensation with successful navigation of Atmel’s challenges and achievement of pre-determined goals

Ideal Attributes of Atmel’s Future CEO

Acumen to Implement Business Plan - ability to execute  on a restructuring, selling of assets and business units, and refocusing of expenditures

Strong Customer Relations – solidify Atmel’s key customer relationships and cultivate new ones

International Savvy – 85% of the company’s revenues originate outside of the United States

Credibility with Investors – maintain the Street’s confidence as the strategic plan is fine tuned and implemented

Proven Track Record – identifiable success at running comparable companies

Team Building Abilities – as Atmel transitions through its business plan, attract key executives with leadership skills and maintain a cohesive employee base

Adept Crisis Management – as unexpected events unfold in the new business, Atmel will need an agile and responsive leader

Industry Knowledge – the highly technical microcontroller industry requires substantive expertise at the leadership level

Transition Management Experience – understanding of unique skills necessary to implement a restructuring plan and retain committed executives throughout the process